[Incyte Company Logo]

Exhibit 10.5.3

*** Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.

July 19, 2002

Genomic Health, Inc.
301 Penobscot Drive
Redwood City, CA 94063

Attn:	Randy Scott
Chief Executive Officer

Re: Collaborative Agreement between Genomic Health, Inc. (“GHI”) and Incyte Genomics, Inc. (“Incyte”)

Dear Randy:

     On March 30, 2001, GHI and Incyte entered into a Collaborative Agreement (the “Original Agreement”); and on December 21, 2001, GHI and Incyte amended the Original Agreement.

     This letter amendment (“Second Amendment”) when signed on behalf of GHI as of the date hereof shall further amend the terms of the Original Agreement.

     Except as expressly set forth in this Second Amendment all capitalized terms used herein shall have the meanings set forth in the Original Agreement.

     THEREFORE, GHI and Incyte agree to amend Section 4.1 of the Original Agreement as set forth below.

1. Deferral

     As further set forth in the schedule attached hereto as Exhibit A, GHI shall defer payment of *** Dollars (US $***) of the *** Dollars (US $***) in Access Fee(s) due Incyte during the 2002 calendar year per Section 4.1. Such deferred amount shall be deferred by GHI on a quarterly basis; accordingly, subject to the terms set forth below, GHI shall pay Incyte *** Dollars (US $***) less per quarter than originally owed Incyte in 2002 under the Original Agreement.

2. Interest

     The deferred *** Dollars (US $***) shall accrue interest at a fixed rate of *** percent (***%), which equals a total sum of *** Dollars (US $***) upon completion of timely repayment.

[Incyte Company Logo]

*** Confidential material redacted and filed separately with the Commission.

     3. Repayment

     In addition to the Access Fees of *** Dollars (US $***) due Incyte during the 2003 and 2004 calendar years, GHI shall pay Incyte *** Dollars (US $***) per quarter (starting Q1, 2003) towards repayment of the deferred amount plus accrued interest.

     Except as expressly amended hereby, all other terms of the Original Agreement shall remain in full force and effect. This Second Amendment may be executed in counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same document.

     IN WITNESS THEREOF, the parties hereto have caused this Second Amendment to be executed in duplicate by their duly authorized representatives.

INCYTE GENOMICS, INC.		GENOMIC HEALTH, INC.

Signed:	/s/ James Merryweather	Signed:	/s/ Randy Scott

James Merryweather, Ph.D.		Name:	Randy Scott

Executive Vice President, Business Development		Title:	CEO
and Commercial Operations

[Incyte Company Logo]

Exhibit A

Deferral, Interest and Repayment Schedule

*** Confidential material redacted and filed separately with the Commission.

GHI — Incyte Payment Deferral Note

Interest
Prime	***	%
Spread	***	%

Total	***	%	Fixed Rate for Duration of Deferral

	Beginning						Principal
Period	Balance		Payment		Interest		Amortization		Ending Balance

1-Jan-2002	—		*	**	*	**	*	**	*	**
1-Feb-2002	*	**			*	**	*	**	*	**
1-Mar-2002	*	**			*	**	*	**	*	**
1-Apr-2002	*	**	*	**	*	**	*	**	*	**
1-May-2002	*	**			*	**	*	**	*	**
1-Jun-2002	*	**			*	**	*	**	*	**
1-Jul-2002	*	**	*	**	*	**	*	**	*	**
1-Aug-2002	*	**			*	**	*	**	*	**
1-Sep-2002	*	**			*	**	*	**	*	**
1-Oct-2002	*	**	*	**	*	**	*	**	*	**
1-Nov-2002	*	**			*	**	*	**	*	**	***
1-Dec-2002	*	**			*	**	*	**	*	**		*	**
1-Jan-2003	*	**	*	**	*	**	*	**	*	**	***
1-Feb-2003	*	**			*	**	*	**	*	**		*	**
1-Mar-2003	*	**			*	**	*	**	*	**
1-Apr-2003	*	**	*	**	*	**	*	**	*	**
1-May-2003	*	**			*	**	*	**	*	**
1-Jun-2003	*	**			*	**	*	**	*	**
1-Jul-2003	*	**	*	**	*	**	*	**	*	**
1-Aug-2003	*	**			*	**	*	**	*	**
1-Sep-2003	*	**			*	**	*	**	*	**
1-Oct-2003	*	**	*	**	*	**	*	**	*	**
1-Nov-2003	*	**			*	**	*	**	*	**	***
1-Dec-2003	*	**			*	**	*	**	*	**		*	**
1-Jan-2004	*	**	*	**	*	**	*	**	*	**	***
1-Feb-2004	*	**			*	**	*	**	*	**		*	**
1-Mar-2004	*	**			*	**	*	**	*	**
1-Apr-2004	*	**	*	**	*	**	*	**	*	**
1-May-2004	*	**			*	**	*	**	*	**
1-Jun-2004	*	**			*	**	*	**	*	**
1-Jul-2004	*	**	*	**	*	**	*	**	*	**
1-Aug-2004	*	**			*	**	*	**	*	**
1-Sep-2004	*	**			*	**	*	**	*	**
1-Oct-2004	*	**	*	**	*	**	*	**	*	**
1-Nov-2004	*	**	—						*	**	***
1-Dec-2004	*	**	—						*	**		*	**
1-Jan-2005	*	**	—		—				*	**	***
												*	**

Totals			*	**	*	**	*	**				*	**